EXHIBIT 10.7

LLC MEMBERSHIP INTEREST PURCHASE AGREEMENT

This LLC MEMBERSHIP INTEREST PURCHASE AGREEMENT, (Agreement) dated as of May 15, 2015, by and among IRONCLAD GROUP HOLDINGS CORP ("IRONCLAD") a Texas limited liability company whose address is 4620 North Braeswood, # 202, Houston Texas, 77096 and represented herein by Simon Jim, manager and authorized agent (hereafter referred to as SELLER); and STEMGEN, INC. ("STEMGEN" or the "Company"), a Delaware limited liability company whose address is 800 Town and Country Boulevard, Suite 300, Houston, Texas 77024 and represented herein by David Walls, its manager and authorized agent (hereafter referred to as BUYER).

WHEREAS, SELLER owns 100% of the membership interests in GLOBAL VISIONARY INVESTMENTS ("GVI").

WHEREAS, BUYER desires to purchase from SELLER and SELLER desires to sell to BUYER 100% of the membership interests on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1. Purchase and Sale of Membership Interests.

1.1 Sale and Purchase. At the Closing, BUYER shall purchase from SELLER and SELLER shall sell to BUYER Membership Interests in GVI representing 100.0% of the outstanding SELLER membership interests (the "Membership Interests") for an aggregate purchase price of ONE HUNDRED and FIFTY THOUSAND DOLLARS AND N0/100 CENTS ($150,000.00) subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein (the "Sale and Purchase").

1.2 Terms of Payment. The SELLER acknowledges receipt of TWENTY-FIVE THOUSAND DOLLARS ($25,000) from the BUYER on execution of this agreement to be held by the SELLER as a deposit on account of the purchase price of the Membership Interests and as security for the BUYER's due performance of this Agreement.

1.2a BUYER shall make additional payments as follows: i. Payment #2 of TWENTY-FIVE THOUSAND DOLLARS ($25,000) within thirty (30) days following the execution of the Agreement; ii. balance of ONE HUNDRED THOUSAND DOLLARS ($100,000) payable by way of a convertible promissory note (the "Note"). The Note will be convertible into free trading shares of the Company.

1.3 Closing. The Sale and Purchase shall take place at 10:00 AM on the date hereof at the corporate office of BUYER, which time and place are designated as the "Closing."

1.4 Deliveries at Closing. At the Closing, the parties shall execute and deliver such other documents as are customary and reasonably necessary to consummate the transactions contemplated hereby including but not limited all financial documents, bank accounts and bank statements, corporate documents and any other items reasonably requested by BUYER.

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2. Representations and Warranties of SELLER. SELLER hereby represents and warrants as follows:

2.1 Organization and Qualification. SELLER is a limited liability company duly organized and validly existing under the laws of the State of Texas. SELLER has all requisite power and authority to carry on its business as currently conducted. SELLER is duly qualified to transact business.

2.2 Capitalization. As of the Closing, the outstanding equity of SELLER will consist of 100% of the membership interests of GLOBAL VISIONARY INVESTMENTS. There are no other membership interests outstanding.

2.3 Authorization. As of the Closing, all action on the part of SELLER, its officers, directors and existing members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of SELLER hereunder shall have been taken, and this Agreement, assuming due execution by the parties hereto, will constitute a valid and legally binding obligation of SELLER, enforceable in accordance with its respective terms.

3. Representations and Warranties of BUYER. BUYER hereby represents and warrants that:

3.1 Investment. BUYER is acquiring the Membership Interests for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof.

3.2 Authorization. As of the Closing, all action on the part of BUYER and its respective officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of BUYER hereunder shall have been taken.

4. Miscellaneous.

4.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Texas, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

ALL SIGNATURES ON FOLLOWING PAGE

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

IRONCLAD GROUP HOLDINGS CORP		STEMGEN INC.

By:	/s/ Simon Jim	By:	/s/ John David Walls
	Simon Jim, Manager / Owner		John David Walls

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